UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

EUREKA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-54238 (Commission File Number)	26-3671639 (IRS Employer Identification No.)

3455 Forbes Avenue, Pittsburgh, Pennsylvania 15213
(Address of principal executive offices) (Zip Code)

(412) 681-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2011, Eureka Financial Corp. (the “Company”), the Maryland-chartered holding company for Eureka Bank (the “Bank”), entered into employment agreements with Edward F. Seserko, the President and Chief Executive Officer of the Company and the Bank, and Gary B. Pepper, the Executive Vice President and Chief Financial Officer of the Company and the Bank.  The material terms of the employment agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-169767) (the "Registration Statement") and forms of the employment agreements were filed as Exhibits 10.8 and 10.9, respectively, to the Registration Statement.

The Company will file copies of the executed employment agreements as exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

Item 8.01	Other Events.

On February 28, 2011, the Company completed the “second step” conversion of the Bank from the mutual holding company to the stock holding company form of organization (the “Conversion”) pursuant to a Plan of Conversion and Reorganization.  Upon completion of the Conversion, the Company became the holding company for the Bank and acquired all of the issued and outstanding shares of the Bank’s common stock.  In connection with the Conversion, 763,635 shares of common stock, par value $0.01 per share, of the Company were sold in subscription and community offerings to certain depositors of the Bank and other investors for $10.00 per share. In addition, approximately 555,258 additional shares of the Company’s common stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for the outstanding shares of common stock of Eureka Financial Corp. (“Old Eureka Financial Corp.”), the former federally-chartered mid-tier holding company for the Bank, held by persons other than Eureka Bancorp, MHC.  Each share of common stock of Old Eureka Financial Corp. was converted into the right to receive 1.0457 shares of Common Stock in the Conversion.

For additional information, reference is made to the Company’s press release, dated February 28, 2011, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Number                         Description

99.1                                Press Release dated February 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2011	By:	/s/ Edward F. Seserko
Edward F. Seserko
President and Chief Executive Officer